UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

ERIN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01    On February 26, 2018, Erin Energy Corp. ("we", "us" and the "Company") entered into a Convertible Subordinated Note Amendment and Debt Conversion Agreement, dated as of the same date (the "Debt Conversion") with Oltasho Nigeria Limited ("Olasho"), our largest stockholder, Oltasho was the holder of that certain Convertible Subordinated Note Due January 15, 2019 (the “Convertible Note”) in the principal amount of $50,000,000.
Pursuant to the Debt Conversion, the Company and Oltasho agreed: (a) to reduce the conversion price of the Convertible Note from $10.46 per share to $2.75 per share, the closing price of the Company’s common stock on the NYSE American on December 29, 2017; and (b) that Oltasho would immediately convert the Convertible Note into shares of common stock of the Company at the reduced conversion price.
In connection with, and pursuant to, the Debt Conversion, which was effective December 31, 2017, Oltasho converted the amount then owed under the Convertible Note ($61,400,148, when including principal and accrued entered) into 22,327,327 shares of the Company’s common stock (the “Conversion Shares”) and the Convertible Note is deemed satisfied and paid in full.
The description of the Debt Conversion above is qualified in its entirety by the terms of the Debt Conversion a copy of which is filed herewith as Exhibit 10.1, which terms are incorporated in this Item 1.01 by reference in their entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Conversion Shares as described herein have been determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Sections 3(a)(9) and 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering. Oltasho has represented that it acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01

(d) Exhibits

Exhibit
Number        Description of Exhibit_____________________________________________________________________

10.1*	Convertible Subordinated Note Amendment and Debt Conversion Agreement dated February 26, 2018, by and between Erin Energy Corp. and Oltasho Nigeria Limited

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERIN ENERGY CORPORATION

	By:	/s/ Heidi Wong
Heidi Wong Senior Vice President

Date: February 27, 2018

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1*	Convertible Subordinated Note Amendment and Debt Conversion Agreement dated February 26, 2018, by and between Erin Energy Corp. and Oltasho Nigeria Limited